                                                                    Exhibit 10.9

                              PURCHASE AGREEMENT
                        DATED AS OF SEPTEMBER 25, 1996
                                 BY AND AMONG
                        CIBC WOOD GUNDY VENTURES, INC.,
                            CHASE CAPITAL PARTNERS,
               HANCOCK VENTURE PARTNERS IV - DIRECT FUND, L.P.,
                          BT CAPITAL PARTNERS, INC.,
                        NORTHWOOD CAPITAL PARTNERS LLC,
                              NORTHWOOD VENTURES,
                    ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                                      AND
                               UNITED USN, INC.

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
Section 1.  Authorization and Closing.....................................     2
   1A.      Authorization of 9% Preferred Stock...........................     2
   1B.      Purchase and Sale of 9% Preferred Stock.......................     2
   1C.      The Closing...................................................     2

Section 2.  Conditions to Each Purchaser's Obligation at the Closing......     2
   2A.      Representations and Warranties; Covenants.....................     2
   2B.      Certificate of Designations...................................     3
   2C.      Certificate of Incorporation and By-laws......................     3
   2D.      Sale of 9% Preferred Stock to Each Purchaser..................     3
   2E.      Blue Sky Clearance............................................     3
   2F.      Closing Documents.............................................     3
   2G.      Proceedings...................................................     4

Section 3.  Covenants.....................................................     5
   3A.      Financial Statements and Other Information....................     5
   3B.      Affirmative Covenants.........................................     8
   3C.      Compliance with Agreements....................................    10
   3D.      Current Public Information....................................    10

Section 4.  Transfer of Restricted Securities.............................    10

Section 5.  Representations and Warranties of the Company.................    12
   5A.      Organization and Corporate Power..............................    12
   5B.      Capital Stock and Related Matters.............................    12
   5C.      Authorization; No Breach......................................    13

Section 6.  Definitions...................................................    14

Section 7.  Miscellaneous.................................................    15
   7A.      Expenses......................................................    15
   7B.      Remedies......................................................    16
   7C.      Purchaser's Investment Representations........................    16


                                                                            Page
                                                                            ----
   7D.      Purchasers' Authorization.....................................   17
   7E.      Treatment of the 9% Preferred Stock...........................   17
   7F.      Consent to Amendments.........................................   17
   7G.      Survival of Representations and Warranties....................   18
   7H.      Successors and Assigns........................................   18
   7I.      Capital and Surplus; Special Reserves.........................   18
   7J.      Generally Accepted Accounting Principles......................   18
   7K.      Severability..................................................   19
   7L.      Counterparts..................................................   19
   7M.      Descriptive Headings; Interpretation..........................   19
   7N.      Governing Law.................................................   19
   7O.      Notices.......................................................   19
   7P.      Understanding Among the Purchasers............................   20
   7Q.      Indemnification...............................................   20
   7R.      Right to Rescind..............................................   20

SCHEDULE OF PURCHASERS....................................................   24

Schedules and Exhibits
----------------------

Schedule of Purchasers
Exhibit A      Certificate of Designations
Exhibit B      Certificate of Amendment
Exhibit C      Certificate of Incorporation

                              PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT is made as of September 25, 1996 (this "Agreement") by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chase Capital Partners (as successor to Chemical Venture Capital Associates, a California limited partnership ("Chemical")), a New York general partnership ("Chase"), Hancock Venture Partners IV - Direct Fund, L.P., a Delaware limited partnership ("Hancock"), BT Capital Partners, Inc., a Delaware corporation ("BT"), Northwood Capital Partners LLC, a New York limited liability company ("Northwood Capital"), Northwood Ventures, a New York limited partnership ("Northwood Ventures"), and Enterprises & Transcommunications, L.P., a Delaware limited partnership ("Prime" and collectively with CIBC, Chase, Hancock, Northwood Capital and Northwood Ventures, the "Purchasers"). Unless otherwise defined herein, capitalized terms used herein are defined in Section 6 hereof.

          The Company, CIBC, Chemical and Hancock are parties to a Purchase Agreement dated as of April 20, 1994, as amended as of June 10, 1994, and November 1, 1994 (as so amended, the "First Purchase Agreement"), pursuant to which CIBC, Chemical and Hancock purchased from the Company certain shares of the Company's Series A 10% Senior Cumulative Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and Common Stock, par value $.01 per share (the "Common Stock"). The Purchasers are also parties to a certain Purchase Agreement dated as of June 22, 1995 (as amended, the "Second Purchase Agreement"), pursuant to which the Purchasers purchased from the Company certain shares of the Company's Series A-2 10% Senior Cumulative Preferred Stock, par value $1.00 per share the "Series A-2 Preferred Stock"), and Common Stock. The Purchasers desire to purchase from the Company and the Company desires to sell to the Purchasers shares of the Company's 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock, par value $1.00 per share (the "9% Preferred Stock").

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Authorization and Closing.

               1A. Authorization of 9% Preferred Stock. The Company shall authorize the issuance and sale to the Purchasers of an aggregate of Ten Thousand (10,000) shares of 9% Preferred Stock having the rights and preferences set forth in Exhibit A attached hereto.

               1B. Purchase and Sale of 9% Preferred Stock. At the Closing, the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the respective number of shares of 9% Preferred Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at a price of One Thousand Dollars ($1,000) per share.

               1C. The Closing. Subject to the satisfaction of the conditions set forth in Section 2, the closing of the transactions contemplated by Sections 1A and 1B (the "Closing") shall take place at the offices of the Company, 10 South Riverside Plaza, Chicago, Illinois 60606 at 10:00 a.m. local time on September 26, 1996, or at such other place as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall arrange to deliver to each Purchaser stock certificates evidencing the shares of 9% Preferred Stock to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to the Company's account at Harris Trust and Savings Bank, Chicago, Illinois, in the amounts set forth opposite such Purchaser's name on the Schedule of Purchasers.

          Section 2. Conditions to Each Purchaser's Obligation at the Closing. The obligation of each Purchaser to purchase and pay for the 9% Preferred Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

               2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 5 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by them hereunder prior to the Closing.

               2B. Certificate of Designations. The Company shall have duly adopted, executed and filed with the Secretary of State of the State of Delaware the Certificate of Designations, Powers, Rights and Preferences (the "Certificate of Designations"), substantially in the form of Exhibit A attached hereto, and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of the 9% Preferred Stock or any other preferred stock of the Company (other than that certain Amended and Restated Certificate of Designations with respect to the Series A Preferred Stock and the Series A-2 Preferred Stock, as contemplated by that certain Preliminary Offering Memorandum, dated as of September 20, 1996, of the Company (the "Preliminary Offering Memorandum"), and any certificates of elimination with respect to the Series A Preferred Stock and the Series A-2 Preferred Stock as may be required). The Certificate of Designations shall be in full force and effect as of the Closing under the laws of the State of Delaware and shall not have been amended or modified.

               2C. Certificate of Incorporation. The Company's Certificate of Incorporation shall be in full force and effect as of the Closing and shall not have been otherwise amended or modified.

               2D. Sale of 9% Preferred Stock to Each Purchaser. The Company shall have consummated the sale to each other Purchaser of all 9% Preferred Stock contemplated by Section 1B to be sold to each such other Purchaser and the Company shall have arranged to tender duly executed certificates for the 9% Preferred Stock to be purchased by such Purchaser hereunder at the Closing.

               2E. Blue Sky Clearance. The Company shall have made all pre-sale filings under applicable state securities laws necessary, if any, to consummate the issuance of the 9% Preferred Stock pursuant to this Agreement in compliance with such laws.

               2F. Closing Documents. The Company shall deliver to each Purchaser as promptly as practicable following the Closing all of the following documents:

                    (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and paragraphs 2A through 2E, inclusive, have been fully satisfied;

                    (ii) certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other documents contemplated hereby, the filing of the Certificate of Designations, the filing of the Certificate of Amendment;

                    (iii) certified copies of the Certificate of Incorporation (as amended by the Certificate of Amendment), the Certificate of Designations and the Company's by-laws, each as in effect at the Closing;

                    (iv) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal);

                    (v) duly completed and executed SBA Forms 480, 652 and Part A of 1031; and

                    (vi) such other documents relating to the transactions contemplated by this Agreement as any Purchaser or its special counsel may reasonably request.

               2G. Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their special counsel.

          Section 3.  Covenants.
                      ---------

               3A. Financial Statements and Other Information. The Company shall deliver to any Qualified Holder (other than any such holder actively engaged in the telecommunications industry and in good faith determined by the Company's board of directors to be a competitor of the Company or any of its Subsidiaries):

                    (i) As soon as available but in any event within 45 days after the end of each quarterly accounting period in each fiscal year (other than the fourth such quarterly accounting period of any year), unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year;

                    (ii) accompanying the financial statements referred to in subparagraph (ii), an Officer's Certificate, in the form attached to the First Purchase Agreement, stating that there is no Event of Noncompliance (as defined in the First Purchase Agreement) in existence and that neither the Company nor any of its Subsidiaries is in default under any of its other material agreements or, if any Event of Noncompliance or any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto; and a management discussion and analysis of such financial statements and comparisons;

                    (iii) within the 90 days after the end of each fiscal year, unaudited consolidating and audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and unaudit-ed consolidating and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and accompanied by (a) with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing, (b) a certificate from such accounting firm, addressed to the Company's board of directors, stating that in the course of its examination nothing came to its attention that caused it to believe that there was an Event of Noncompliance in existence or that there was any other default by the Company or any Subsidiary in the fulfillment of or compliance with any of the terms, covenants, provisions or conditions of any other material agreement to which the Company or any Subsidiary is a party or, if such accountants have reason to believe any Event of Noncompliance or other default by the Company or any Subsidiary exists, a certificate specifying the nature and period of existence thereof, and (c) a copy of such firm's annual management letter to the board of directors of the Company;

                    (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's or its Subsidiaries' operations or financial affairs given to the Company or its Subsidiaries by its independent accountants (and not otherwise contained in other materials provided hereunder);

                    (v) promptly (but in any event within five business days) after the discovery or receipt of notice of any Event of Noncompliance, any default under any material agreement to which the Company or any of its Subsidiaries is a party or any other material adverse event or circumstance affecting the Company or any Subsidiary (including the filing of any material litigation against the Company or any Sub-
     sidiary or the existence of any dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

               (vi) within 10 days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications that the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports that it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission (the "Commission") or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company or its Subsidiaries to the public concerning material developments in the business of the Company or its Subsidiaries;

               (vii) unless included with the unaudited consolidating financial statements otherwise delivered pursuant to this Section 3A, within 10 days after receipt thereof, copies of all financial statements provided by USN Communications Northeast, Inc. ("USNCN") to the Company unless such financial statements have been forwarded to each Purchaser by USNCN; and

               (viii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this Section 3A may reasonably request.

Each of the financial statements referred to in any of subparagraphs (i) and
(iii) shall be true and correct in all material respects as of the dates and for the periods stated therein, be prepared in accordance with generally accepted accounting principles consistently applied, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole) and except for the absence of footnotes.

          Notwithstanding the foregoing, the provisions of this Section 3A, other than Section 3A(viii), shall cease to be effective so long as the Company
(a) is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and continues to comply with such requirements and (b) promptly provides to each Person otherwise entitled to receive information pursuant to this Section 3A all reports and other materials filed by the Company with the Commission pursuant to the periodic reporting requirements of the Exchange Act; provided, that so long as any 9% Preferred Stock remains outstanding, the Company shall continue to deliver to each Qualified Holder the information specified in Sections 3A(i), 3A(iii)(b) and 3A(v).

          Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company and its Subsidiaries under Section 3A shall use its best efforts to maintain the confidentiality of all nonpublic information obtained by it hereunder which the Company or its Subsidiaries has reasonably designated as proprietary or confidential in nature; provided, that each such Person may, to the extent required by law, disclose such information in connection with the sale or transfer of any 9% Preferred Stock if such Person's transferee agrees in writing to be bound by the provisions hereof.

          3B. Affirmative Covenants. So long as a Purchaser holds any 9% Preferred Stock, the Company shall, and shall cause each Subsidiary to:

               (i) at all times cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses;

               (ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times;

               (iii) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid would by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

               (iv) comply with all other obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

               (v) comply with all applicable laws, rules and regulations of all governmental authorities the violation of which would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole;

               (vi) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for well-insured corporations of similar size engaged in similar lines of business; and

               (vii) maintain proper books of record and account which fairly present its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

          3C. Compliance with Agreements. The Company shall perform and observe all of its obligations to each holder of the 9% Preferred Stock set forth in the Certificate of Incorporation (as amended by the Certificate of Amendment), the Certificate of Designations and the Company's by-laws.

          3D. Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to
(i) Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          Section 4. Transfer of Restricted Securities.

               (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Commission (or any similar rule or rules then in force) if such rule is available, and (c) subject to the conditions specified in subparagraph (ii) below, any other legally available means of transfer.

               (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph (i)(a) or (b) above), the holder thereof shall (unless such requirement is waived in writing by the Company) deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this subparagraph and Section 7C.

               (iii) Upon the request of any holder of Restricted Securities that are eligible for sale pursuant to Rule 144(k) together with the delivery to the Company of an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall remove the foregoing legend from the certificates representing such holder's Restricted Securities.

          Section 5. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the 9% Preferred Stock, the Company hereby represents and warrants that:

               5A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority and all licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and by-laws that have been furnished to the Purchasers' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

               5B.  Capital Stock and Related Matters.

                    (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall be as set forth in the Preliminary Offering Memorandum.

                    (ii) As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                    (iii) Except as described in the Preliminary Offering Memorandum, there are no statutory or contractual stockholders' preemptive rights or rights of refusal with respect to the issuance of the 9% Preferred Stock hereunder. The Company and its Subsidiaries have not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of their capital stock, and the offer, sale and issuance of the 9% Preferred Stock hereunder does not require registration under the Securities Act or any applicable state securities laws. Except as described in the Offering Memorandum and pursuant to the Amended Stockholders Agreement, to the best of the Company's knowledge, there are no agreements between the stockholders of the Company or its Subsidiaries with respect to the voting or transfer of the capital stock of the Company or its Subsidiaries or with respect to any other aspect of the affairs of the Company or its Subsidiaries.

               5C. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party, and the filing of the Certificate of Designations and the Certificate of Amendment have been duly authorized by the Company. This Agreement, the Certificate of Amendment, the Certificate of Incorporation, the Certificate of Designations and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by (i) any applicable constitutional, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the 9% Preferred Stock hereunder, the filing of the Certificate of Amendment and the Certificate of Designations, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Amendment or the Certificate of Designations or the charter or by-laws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

          Section 6. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "Certificate of Amendment" means an amendment to the Company's Certificate of Incorporation in the form set forth in Exhibit B hereto.

          "Certificate of Designations" means the Company's Certificate of Designations, Powers, Rights and Preferences of 9.0% Cumulative Convertible Accruing Pay-In-Kind Preferred Stock establishing the terms and the relative rights and preferences of the 9% Preferred Stock in the form set forth in Exhibit A hereto.

          "Certificate of Incorporation" means the Company's Amended and Restated Certificate of Incorporation in the form set forth in Exhibit C hereto.

          "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Qualified Holder" means any (i) Purchaser, so long as such Purchaser holds 9% Preferred Stock, or (ii) holder of at least 15% of the outstanding 9% Preferred Stock.

          "Restricted Securities" means (i) the 9% Preferred Stock issued hereunder, and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with paragraph 4(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates representing such securities not bearing a Securities Act legend of the character set forth in paragraph 7C.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          Section 7.  Miscellaneous.

               7A. Expenses. The Company agrees to pay, and hold each Purchaser harmless against liability for the payment of, (i) the fees and expenses of their special counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement which shall be payable at the Closing or, if the Closing does not occur, payable upon demand, (ii) all out-of-pocket costs and expenses and consultants, fees in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this

Agreement which shall be payable at Closing or, if the Closing does not occur, payable upon demand, (iii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the agreements contemplated hereby, the Certificate of Incorporation (as amended by the Certificate of Amendment) or the Certificate of Designations, (iv) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of 9% Preferred Stock, (v) the fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the agreements contemplated hereby, the Certificate of Incorporation (as amended by the Certificate of Amendment) or the Certificate of Designations,
(vi) the fees and expenses incurred by each such Person in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company or its Subsidiaries which mentions such Person, and (vii) the reasonable fees and expenses incurred by any such Person in connection with any transaction, claim or event which such Person believes affects the Company or its Subsidiaries and as to which such Person seeks advice of counsel.

               7B. Remedies. Each holder of 9% Preferred Stock shall have all rights and remedies set forth in this Agreement and the Certificate of Incorporation (as amended by the Certificate of Amendment) and the Certificate of Designations and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               7C. Purchaser's Investment Representations. Each Purchaser hereby represents that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided, that nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on September __, 1996, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of September __, 1996, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

               7D. Purchasers' Authorization. Each Purchaser's investment committee or similar authority has approved and authorized the consummation of the transactions contemplated by this Agreement.

               7E. Treatment of the 9% Preferred Stock. The Company covenants and agrees that (i) so long as federal income tax laws prohibit a deduction for distributions made by the Company with respect to preferred stock, it shall treat all distributions paid by it on the 9% Preferred Stock as non-deductible dividends on all of its tax returns and (ii) it shall treat the 9% Preferred Stock as preferred stock in all of its financial statements and other reports and shall treat all distributions paid by it on the 9% Preferred Stock as dividends on preferred stock in such statements and reports.

               7F. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of not less than two-thirds of the outstanding shares of 9% Preferred Stock. No other course of dealing between the Company and the holder of any 9% Preferred Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation (as amended by the Certificate of Amendment) or the Certificate of Designations shall operate as a waiver of any rights of any such holders.

               7G. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

               7H. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of 9% Preferred Stock are also for the benefit of, and enforceable by, any subsequent holder of such 9% Preferred Stock.

               7I. Capital and Surplus; Special Reserves. The Company agrees that the capital of the Company (as such term is used in Section 154 of the General Corporation Law of the State of Delaware) in respect of the 9% Preferred Stock issued pursuant to this Agreement shall be equal to the aggregate par value of such shares and that it shall not increase the capital of the Company with respect to any shares of the Company's capital stock at any time on or after the date of this Agreement. The Company also agrees that it shall not create any special reserves under Section 171 of the General Corporation Law of the State of Delaware without the prior written consent of each of the Purchasers.

               7J. Generally Accepted Accounting Principles. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies, unless otherwise directed by each of the Purchasers.

               7K. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               7L. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

               7M. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

               7N. Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of the State of New York.

               7O. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, dispatched by telegram or electronic facsimile transmission (confirmed in writing by mail simultaneously dispatched), sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

               United USN, Inc.
               10 South Riverside Plaza, Suite 316
               Chicago, Illinois 60606
               Attention: Secretary
               Telephone: (312) 906-3600
               Facsimile: (312) 906-3636

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

               7P. Understanding Among the Purchasers. The determination of each Purchaser to purchase the 9% Preferred Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser.

               7Q. Indemnification. The Company agrees to indemnify and hold each Purchaser harmless against and in respect of any and all direct out-of-pocket damages, losses, liabilities, obligations, costs and expenses (including reasonable attorneys' fees) which the Purchasers, or any of them, may suffer or incur as a result of a breach of any of the representations, warranties or agreements by the Company set forth herein (notwithstanding any investigations or verifications made by or on behalf of the Purchasers).

               7R. Right to Rescind. Notwithstanding anything to the contrary contained in this Agreement, in the event that the transactions contemplated by the

Preliminary Offering Memorandum (specifically, the sale and settlement thereof with respect to the securities of the Company offered by the Preliminary Offering Memorandum) shall not have been consummated on or prior to December 31, 1996 or shall have been abandoned, the Company has the absolute right to rescind and reverse the effect of the sales of the shares of 9% Preferred Stock and the other transactions contemplated by this Agreement and, upon such rescission and reversal, this Agreement shall terminate and be of no further force or effect.

                                   * * * * *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        UNITED USN, INC.



                                        ------------------------------------
                                        By:  J. Thomas Elliott
                                        Its: President and Chief Executive
                                             Officer



                                        BT CAPITAL PARTNERS, INC.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------



                                        CIBC WOOD GUNDY VENTURES, INC.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------



                                        CHASE CAPITAL PARTNERS



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------

                                        HANCOCK VENTURE PARTNERS IV -
                                        DIRECT FUND, L.P.
                                        By:  Back Bay Partners XII L.P.
                                        By:  Hancock Venture Partners, Inc.




                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------



                                        NORTHWOOD CAPITAL PARTNERS LLC



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------



                                        NORTHWOOD VENTURES



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------



                                        ENTERPRISES &
                                        TRANSCOMMUNICATIONS, L.P.



                                        ------------------------------------
                                        By:
                                           ---------------------------------
                                        Its:
                                            --------------------------------

                             SCHEDULE OF PURCHASERS
                             ----------------------



                                         No. of       Total Purchase
                                       Shares of 9%    Price for 9%
        Name and Addresses          Preferred Stock   Preferred Stock
----------------------------------  ----------------  ---------------

BT Capital Partners, Inc.                 1,797.429       $ 1,797,429
130 Liberty Street
New York, New York  10006

Chase Capital Partners                    2,426.437         2,426,437
380 Madison Avenue, 12th Floor
New York, New York 10017-2070

CIBC Wood Gundy Ventures, Inc.            2,426.437         2,426,437
425 Lexington Avenue
New York, New York  10017-3903

Hancock Venture Partners IV -             2,395.464         2,395,464
  Direct Fund, L.P.
One Financial Center, 44th Floor
Boston, Massachusetts  02111

Northwood Capital Partners LLC
485 Underhill Boulevard
Syosset, New York 11791                    (
                                           (356.813           356,813
Northwood Ventures                         (
485 Underhill Boulevard
Syosset, New York  11791

Enterprises &                               597.420           597,420
  Transcommunications, L.P.
3000 One American Center
600 Congress Avenue
Austin, Texas 78701

Total                                    ----------       -----------
                                             10,000       $10,000,000
                                         ==========       ===========

                                       24


